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                                  EXHIBIT 99.2


                                   LASERSCOPE
                               3052 Orchard Drive
                     San Jose, California, U.S.A. 95134-2011


                                   May 7, 1998


To the Investors
Listed on Exhibit A hereto


        Registration Rights

Dear Investor:

        This letter shall constitute our agreement (the "Agreement") concerning certain registration rights in connection with your purchase of certain shares of Laserscope Common Stock from Heraeus Med GmbH ("Heraeus Med") pursuant to the Stock Purchase Agreement (the "Purchase Agreement") among the Investors and Heraeus Med attached as EXHIBIT B hereto (collectively, the "Investors").

        A. Laserscope, a publicly traded California corporation, is a manufacturer and seller of multi-specialty hospital and physician office-based laser surgical systems and accessories. In August of 1996, Laserscope and Heraeus Med consummated an acquisition transaction pursuant to which Laserscope acquired Heraeus Surgical, Inc., a wholly-owned subsidiary of Heraeus Med as well as certain other assets and liabilities (the "Heraeus Assets"). As consideration for the Heraeus Assets, and pursuant to the acquisition agreement (the "Heraeus Agreement"), Laserscope issued to Heraeus Med 4,609,345 shares of Laserscope's Common Stock (the "Laserscope Shares"), of which 500,000 Laserscope Shares were placed in escrow pursuant to the terms of the Acquisition Agreement. Pursuant to the Heraeus Agreement, Laserscope provided Heraeus certain registration rights.

        B. Pursuant to the terms of the Purchase Agreement, Heraeus desires to sell and the Investors desire to purchase those Laserscope Shares not previously transferred by Heraeus, in the amounts and on the terms and conditions set forth therein.

        C. To facilitate the consummation of the transactions contemplated in the Purchase Agreement, Laserscope agrees to provide to the Investors certain registration rights on the terms and conditions set forth below.


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                                    AGREEMENT

                               Registration Rights

        1.1 Certain Definitions. The following terms shall have the following respective meanings:


                "Commission" shall mean the United States Securities and Exchange Commission.

                "Company" shall mean Laserscope, a California corporation.

                "Common Shares" shall mean the shares of the Company's Common Stock acquired by the Investors pursuant to the Purchase Agreement.

                "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses.

                "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 herein.

                "Securities Act" shall mean the United States Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

                "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Investors and all fees and disbursements of counsel for the Investors.

        1.2 Restrictions. The Common Shares shall not be sold, assigned, transferred or pledged except in compliance with the provisions of the Securities Act.

        1.3 Restrictive Legend. Each certificate representing the Common Shares and any other securities issued in respect of the Common Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THE SHARES OF COMMON STOCK


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EVIDENCED HEREBY NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED,
SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS.

        The legend set forth above shall be removed by delivery of substitute certificates without such legend, and any related stop transfer instructions shall be lifted forthwith as soon as practicable after the Common Shares have been registered under the Securities Act.

        1.4     Registration on Form S-3.

        Within 30 days after the closing of the transactions contemplated in the Purchase Agreement, the Company shall file a single registration statement on Form S-3 (or any comparable or successor form) for a public offering of the Common Shares. The Company will as soon as practicable, use its reasonable efforts to have such registration statement declared effective (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations, provided that the Investors will inform the Company in writing with respect to
(i) offers and sales in particular jurisdictions for purposes of blue sky compliance and (ii) changes in the plan of distribution). The Company will keep effective such registration statement on S-3 until the earlier of (a) May 5, 2000 and (b) the disposition of the Common Shares registered pursuant to the plan of distribution set forth in such registration statement.

        1.5 Expenses of Registration. All Registration Expenses incurred in connection with the registration and sale of the Common Shares shall be borne by the Company. All Selling Expenses and other expenses relating to the registration and sale of the Common Shares and the fees and expenses of any attorneys representing the Investors shall be borne by the Investors of such securities pro rata on the basis of the number of Common Shares so registered.

        1.6 Registration Procedures. In connection with the foregoing registration, the Company will keep the Investors (by notification to the single counsel designated by such Investors) advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                (a) Prepare and file with the Commission a registration statement with respect to the Common Shares as set forth in Section 1.4;

                (b) Furnish to the Investors promptly after filing a reasonable number of copies of the registration statement and all amendments thereto, preliminary prospectus, final prospectus and such other documents as reasonably requested in order to facilitate the public offering of the Common Shares;

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                (c)     Use its reasonable efforts to register or qualify the
Common Shares covered by the registration statement under the securities or blue sky laws of such jurisdictions within the United States as any Investor shall reasonably request in writing and to take all necessary action to keep such registration or qualification effective for the applicable period specified in
Section 1.4 provided, however, that the Company shall not be required to qualify to transact business as a foreign corporation in any jurisdiction in which it would not otherwise be required to be so qualified or to take any action which would subject it to general service of process in any such jurisdiction in which it is not then so subject (except as may be required by the Securities Act);

                (d) Immediately notify each Investor (by notifying the single counsel for the Investors), at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (in which case, the Company shall promptly provide such Investor with revised or supplemental prospectuses and if so requested by the Company, the Investor shall promptly take action to cease making any offers of Common Shares until receipt and distribution of such revised or supplemental prospectuses); and

                (e) The Company shall promptly notify the Investors when the registration statement is declared effective.

        1.7     Indemnification.

                (a) The Company will indemnify each Investor, each of its officers and directors and partners, each person controlling such Investor within the meaning of Section 15 of the Securities Act and each underwriter, on behalf of which a registration, qualification or compliance has been effected pursuant to this Agreement, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Investor, each of its officers and directors, and each person controlling such Investor, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or


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omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor, controlling person or underwriter and stated to be specifically for use therein.

                (b) Each Investor will, if Common Shares held by such Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Investor, each of its officers and directors and each person controlling such Investor within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such Investors, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor and stated to be specifically for use therein; provided, however, that the liability of a Investor for indemnification under this Section 1.7 shall not exceed the gross proceeds from the offering received by such Investor.

                (c)     Each party entitled to indemnification under this
Section 1.7 (the "Indemnified Party") shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume and control the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.7 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.


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        1.8     Information by Investor. The Investor or Investors of Common
Shares included in any registration shall furnish to the Company such information regarding such Investor or Investors, the Common Shares held by them and the distribution proposed by such Investor or Investors as shall be reasonably necessary in order to ensure compliance with federal and applicable state securities laws.

        1.9 Transfer of Registration Rights. The rights to cause the Company to register securities granted Investors hereof may not be assigned to any transferee or assignee in connection with any transfer or assignment of the Common Shares.

        1.10 Inspection. The Company shall make reasonably available for inspection by any Investor, any underwriter participating in any such disposition of the Common Shares, if any, and any attorney, accountant or other agent retained by any such Investor, or underwriter (together, the "Inspectors"), at the offices where normally kept, during the Company's normal business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such registration statement.

        1.11 Contribution. In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this Agreement is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company and the Investors shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Investors, as incurred; provided that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person that was not guilty of such fraudulent misrepresentation. As between the Company and the Investors, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Investors, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Investors, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Investors, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investors with respect to the Common Shares agree that it would not be just and equitable if contribution pursuant to this Agreement were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Agreement, each affiliate of an Investor, and each director, officer, employee, agent and person, if any, who controls an Investor or such affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange


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Act shall have the same rights to contribution as such Investor, and each director of the Company, each officer of the Company who signed the registration statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

        1.12 No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Investors with respect to the Common Shares in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Investors hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

        1.13 Specific Enforcement. Without limiting the remedies available to the Investors, the Company acknowledges that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Investors for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Investor may obtain such relief as may be required to specifically enforce the Company's obligations under this Agreement.


                                   Sincerely,

                                   Laserscope



                                   By:  Dennis LaLumandiere
                                        ----------------------------
                                   Title:  Chief Financial Officer
                                           -------------------------


Agreed and Accepted by:

Investor


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